UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2008

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2008, the Board of Directors of Nobel Learning Communities, Inc. (the “Company”) amended and restated its Omnibus Incentive Equity Compensation Plan (the “Plan”) as of January 1, 2008. The Plan was amended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

The foregoing is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Nobel Learning Communities, Inc. Omnibus Incentive Equity Compensation Plan (Amended and Restated as of January 1, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nobel Learning Communities, Inc.
(Registrant)

December 23, 2008	By:	/s/ George Bernstein
	Name:	George Bernstein
	Title:	Chief Executive Officer

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